SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 11, 2012


                             SAFEBRAIN SYSTEMS, INC.
                  ------------------ ------------------------
                 (Name of Small Business Issuer in its charter)


           Delaware                   000-50493             98-0412431
  ------------------           --------------------     -------------------
  (State of incorporation)    (Commission File No.)       (IRS Employer
                                                        Identification No.)

                           100 - 224 11th Avenue S.W.
                                Calgary, Alberta
                                 Canada T2R 0C3
                           --------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:     (403) 233-9239


                              Alveron Energy Corp.
         -------------------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
            Year.

     On June 20, 2012 the shareholders of the Company approved, at a special meeting, amendments to the Company's Certificate of Incorporation:

     o changing the name of the Company from Alveron Energy Corp. to Safebrain Systems, Inc.,

     o increasing the number of shares of common stock the Company is authorized to issue to 250,000,000 shares, and

     o    authorizing the issuance of 10,000,000 preferred shares.

     The amendments to the Company's Certificate of Incorporation were filed with the Delaware Secretary of State on July 11, 2012.

     The name change will become effective in the over-the-counter market when FINRA announces the effective date of the name change.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 24, 2012                    SAFEBRAIN SYSTEMS, INC.


                                       By:/s/ Michael Scott
                                          --------------------------------------
                                          Michael Scott, Chief Executive Officer


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